Intangible Assets - Schedule of Intangible Assets, Net (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Schedule of Intangible Assets, Net [Abstract]
Software	[1]	$ 706,924	$ 706,924
Other intangible assets		406,739	350,336
Less: Accumulated amortization		(762,451)	(467,672)
Total intangible assets, net		$ 351,212	$ 589,588

[1]	In 2024, the Group acquired an AI-Powered optimization platform to increase ridership and reduce operational costs. The transaction was classified as an asset acquisition under ASC 805, as the majority of the fair value of the acquired gross assets was concentrated in a single identifiable asset.